                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  John A. Graf

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent on this registration statement and any and all initial filings filed on July 31, 2012 under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:  /s/ John A. Graf                               Dated as of July 31, 2012
     ---------------------------------------------
     John A. Graf

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Ngaire E. Cuneo

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent on this registration statement and any and all initial filings filed on July 31, 2012, under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:  /s/ Ngaire E. Cuneo                            Dated as of July 31, 2012
     ---------------------------------------------
     Ngaire E. Cuneo

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David K. Mullen

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent on this registration statement and any and all initial filings filed on July 31, 2012, under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:  /s/ David K. Mullen                            Dated as of July 31, 2012
     ---------------------------------------------
     David K. Mullen

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  Eric D. Todd

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent on this registration statement and any and all initial filings filed on July 31, 2012, under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:  /s/ Eric D. Todd                               Dated as of July 31, 2012
     ---------------------------------------------
     Eric D. Todd

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Michael A. Reardon

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent on this registration statement and any and all initial filings filed on July 31, 2012, under the Securities Act of 1933, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:  /s/ Michael A. Reardon                         Dated as of July 31, 2012
     ---------------------------------------------
     Michael A. Reardon